Exhibit 99
OFG Bancorp Reports 4Q23 & 2023 Results
SAN JUAN, Puerto Rico, January 24, 2024 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the fourth quarter and year ended December 31, 2023.

4Q23: EPS diluted of $0.98 compared to $0.95 in 3Q23 and $0.97 in 4Q22. Total core revenues of $175.6 million compared to $172.2 million in 3Q23 and $168.3 million in 4Q22.

Full Year 2023: EPS diluted of $3.83 compared to $3.44 in 2022. Total core revenues of $682.7 million compared to $607.8 million.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “2023 was an outstanding year. We are proud of our accomplishments and thank the entire team for making it possible. We ended 2023 with record levels of loans, customer deposits, assets, and stockholders’ equity. Year-end commercial loan balances exceeded $3 billion and tangible common equity was more than $1 billion, both for the first time. Our ‘Digital First Strategy’ continues to empower our retail customers to complete 93% of routine transactions through self-service channels. While consumer credit has begun to normalize post-pandemic, consumer liquidity and employment as well as commercial clients and the economy continue to be strong in Puerto Rico.”
4Q23 Results Included:
Gain on Sale of Non-Performing Puerto Rico Small Business Loans: Resulted in a $6.3 million pre-tax gain in other non-interest income.

Workforce Early Retirement & Rightsizing: Resulted in $3.2 million in severance and lease cancellation costs in non-interest compensation and infrastructure expenses.

Large Public Funds Deposit: $1.2 billion deposited mid-December.

4Q23 Highlights
Performance Metrics: Net interest margin of 5.62%, return on average assets of 1.76%, return on average tangible common stockholders’ equity of 18.22%, and efficiency ratio of 53.59%.

Total Interest Income of $176.2 million compared to $165.7 million in 3Q23 and $145.7 million in 4Q22. Compared to 3Q23, 4Q23 primarily reflected higher average balances and yields on loans and investment securities.

Total Interest Expense of $32.7 million compared to $23.9 million in 3Q23 and $10.4 million in 4Q22. Compared to 3Q23, 4Q23 reflected increases of $4.0 million in the cost of average core deposits and $4.8 million in the cost of average wholesale funding, primarily due to temporarily higher balances of borrowings and brokered deposits during the quarter.

Total Banking & Financial Service Revenues of $32.1 million compared to $30.4 million in 3Q23 and $33.0 million in 4Q22. Compared to 3Q23, 4Q23 reflected annual insurance commission recognition of $2.5 million in wealth management revenues and lower mortgage servicing revenues.

Pre-Provision Net Revenues of $88.2 million compared to $82.3 million in 3Q23 and $76.9 million in 4Q22.

Total Provision for Credit Losses of $19.7 million compared to $16.4 million in 3Q23 and $8.8 million in 4Q22. 4Q23 provision primarily reflected increased loan volume.

Credit Quality: Net charge-offs of $16.3 million compared to $18.8 million in 3Q23 and $11.2 million in 4Q22. 4Q23 early and total delinquency rates were 2.76% and 3.76%, respectively, in line with 3Q23. The nonperforming loan rate of 1.22% was the lowest over the last five quarters.

Total Non-Interest Expense of $94.1 million compared to $90.2 million in 3Q23 and $91.6 million in 4Q22.

Loans Held for Investment (EOP) of $7.53 billion compared to $7.26 billion in 3Q23 and $6.84 billion in 4Q22. Loans increased 3.8% from 3Q23 and 10.2% year-over-year, reflecting increases in commercial loans, and retail auto and consumer loans. This was partially offset by regular paydowns of residential mortgages and securitization and sale of conforming loans.

New Loan Production of $663.9 million compared to $567.5 million in 3Q23 and $616.4 million in 4Q22. 4Q23 primarily reflected increased Puerto Rico commercial lending.

Total Investments (EOP) of $2.69 billion compared to $2.07 billion in 3Q23 and $1.97 billion in 4Q22. 4Q23 investments reflected purchases of $300 million of short-term US Treasury bills and $250 million of long-term government insured, mortgage-backed securities.

Customer Deposits (EOP) of $9.60 billion compared to $8.54 billion in 3Q23 and $8.56 billion in 4Q22.

Total Borrowings & Brokered Deposits (EOP) of $363.0 million compared to $454.4 million in 3Q23 and $38.4 million in 4Q22. The average balance of such wholesale funding was $602.0 million in 4Q23 compared to $266.4 million in 3Q23. The 12/31/23 balance reflected repayment of $250 million of borrowings and the addition of $160 million of brokered deposits, most of which will mature in early 1Q24.

Cash & Cash Equivalents (EOP) of $748.2 million compared to $532.7 million in 3Q23 and $550.5 million in 4Q22.

Total Assets (EOP) of $11.34 billion compared to $10.26 billion in 3Q23 and $9.82 billion in 4Q22.

Capital: CET1 ratio was 14.12% compared to 14.06% in 3Q23 and 13.64% in 4Q22. The Tangible Common Equity ratio was 9.68% compared to 9.74% in 3Q23 and 9.59% in 4Q22. Tangible Book Value (TBV) of $23.13 per share compared to $21.01 in 3Q23 and $19.56 in 4Q22. 4Q23 TBV reflected increased retained earnings and Accumulated Other Comprehensive Income.

Conference Call, Financial Supplement & Presentation

A conference call to discuss 4Q23 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 267-6316 or (203) 518-9783. Conference ID: OFGQ423. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter and year ended December 31, 2023, and the 4Q23 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2022, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 60th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
# # #
Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder
(sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2023 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2023	2023	2023	2023	2022
(Dollars in thousands, except per share data) (unaudited)		Q4	Q3	Q2	Q1	Q4
Statement of Operations
Net interest income		$143,542	$141,787	$139,644	$135,897	$135,282
Non-interest income, net (core)	(1)	32,061	30,404	30,859	28,531	33,012
Total core revenues	(2)	175,603	172,191	170,503	164,428	168,294
Non-interest expense		94,099	90,158	88,888	90,220	91,641
Pre-provision net revenues	(21)	88,151	82,328	80,829	74,578	76,895
Total provision for credit losses		19,719	16,430	15,044	9,445	8,757
Net income before income taxes		68,432	65,898	65,785	65,133	68,138
Income tax expense		21,835	21,025	21,612	18,904	21,771
Net income available to common stockholders		46,597	44,873	44,173	46,229	46,367
Common Share Statistics
Earnings per common share - basic	(3)	$0.99	$0.95	$0.93	$0.97	$0.97
Earnings per common share - diluted	(4)	$0.98	$0.95	$0.93	$0.96	$0.97
Average common shares outstanding		47,061	47,114	47,266	47,600	47,572
Average common shares outstanding and equivalents		47,386	47,392	47,490	47,944	47,964
Cash dividends per common share		$0.22	$0.22	$0.22	$0.22	$0.20
Book value per common share (period end)		$25.36	$23.28	$23.36	$22.88	$21.91
Tangible book value per common share (period end)	(5)	$23.13	$21.01	$21.06	$20.57	$19.56
Balance Sheet (Average Balances)
Loans	(6)	$7,417,084	$7,191,243	$7,002,971	$6,866,586	$6,770,341
Interest-earning assets		10,129,061	9,702,167	9,492,861	9,359,211	9,425,590
Total assets		10,588,584	10,180,931	10,020,940	9,900,409	9,989,293
Core deposits		8,691,516	8,621,652	8,531,583	8,594,392	8,759,080
Total deposits		8,834,234	8,624,052	8,531,583	8,604,621	8,770,446
Interest-bearing deposits		6,282,916	6,042,165	5,955,611	5,950,481	6,059,643
Borrowings		459,315	263,981	226,256	64,168	26,820
Stockholders' equity		1,128,747	1,127,602	1,108,880	1,077,703	1,025,132
Performance Metrics
Net interest margin	(7)	5.62%	5.80%	5.90%	5.89%	5.69%
Return on average assets	(8)	1.76%	1.76%	1.76%	1.87%	1.86%
Return on average tangible common stockholders' equity	(9)	18.22%	17.59%	17.67%	19.13%	20.36%
Efficiency ratio	(10)	53.59%	52.36%	52.13%	54.87%	54.45%
Full-time equivalent employees, period end		2,248	2,264	2,265	2,249	2,253
Credit Quality Metrics
Allowance for credit losses		$161,106	$157,529	$159,923	$151,884	$152,673
Allowance as a % of loans held for investment		2.14%	2.17%	2.25%	2.22%	2.23%
Net charge-offs		$16,282	$18,836	$6,606	$10,120	$11,205
Net charge-off rate	(11)	0.88%	1.05%	0.38%	0.59%	0.66%
Early delinquency rate (30 - 89 days past due)		2.76%	2.75%	2.53%	2.11%	2.46%
Total delinquency rate (30 days and over)		3.76%	3.78%	3.67%	3.40%	4.04%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		11.03%	11.03%	10.85%	10.75%	10.36%
Common equity Tier 1 capital ratio		14.12%	14.06%	14.03%	14.07%	13.64%
Tier 1 risk-based capital ratio		14.12%	14.06%	14.03%	14.07%	13.64%
Total risk-based capital ratio		15.37%	15.31%	15.29%	15.33%	14.89%
Tangible common equity ("TCE") ratio		9.68%	9.74%	9.99%	9.85%	9.59%

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2023	2022
(Dollars in thousands, except per share data) (unaudited)		YTD	YTD
Statement of Operations
Net interest income		$560,870	$482,080
Non-interest income, net (core)	(1)	121,855	125,725
Total core revenues	(2)	682,725	607,805
Non-interest expense		363,365	345,546
Pre-provision net revenues	(21)	325,886	268,224
Total provision for credit losses		60,638	24,119
Net income before income taxes		265,248	244,105
Income tax expense		83,376	77,866
Net income available to common stockholders		181,872	166,239
Common Share Statistics
Earnings per common share - basic	(3)	$3.85	$3.46
Earnings per common share - diluted	(4)	$3.83	$3.44
Average common shares outstanding		47,258	48,033
Average common shares outstanding and equivalents		47,552	48,436
Cash dividends per common share		$0.88	$0.70
Book value per common share (period end)		$25.36	$21.91
Tangible book value per common share (period end)	(5)	$23.13	$19.56
Balance Sheet (Average Balances)
Loans	(6)	$7,121,176	$6,657,760
Interest-earning assets		9,688,019	9,544,055
Total assets		10,174,624	10,119,505
Core deposits		8,610,084	8,859,600
Total deposits		8,649,184	8,870,966
Interest-bearing deposits		6,058,661	6,223,095
Borrowings		254,541	31,461
Stockholders' equity		1,110,919	1,042,202
Performance Metrics
Net interest margin	(7)	5.79%	5.05%
Return on average assets	(8)	1.79%	1.64%
Return on average tangible common stockholders' equity	(9)	18.14%	17.98%
Efficiency ratio	(10)	53.22%	56.85%
Full-time equivalent employees, period end		2,248	2,253
Credit Quality Metrics
Allowance for credit losses		$161,106	$152,673
Allowance as a % of loans held for investment		2.14%	2.23%
Net charge-offs		$51,844	$27,672
Net charge-off rate	(11)	0.73%	0.42%
Early delinquency rate (30 - 89 days past due)		2.76%	2.46%
Total delinquency rate (30 days and over)		3.76%	4.04%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	December 31, 2023		September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Interest income:
Loans
Non-PCD loans	$131,167		$124,847	$116,699	$109,330	$105,238
PCD loans	17,609		17,292	18,819	18,981	19,762
Total interest income from loans	148,776		142,139	135,518	128,311	125,000
Investment securities and cash	27,423		23,569	22,470	20,674	20,727
Total interest income	176,199		165,708	157,988	148,985	145,727
Interest expense:
Deposits
Core deposits	24,753		20,787	15,916	12,489	10,258
Brokered deposits	1,980		32	—	8	9
Total deposits	26,733		20,819	15,916	12,497	10,267
Borrowings	5,924		3,102	2,428	591	178
Total interest expense	32,657		23,921	18,344	13,088	10,445
Net interest income	143,542		141,787	139,644	135,897	135,282
Provision for credit losses, excluding PCD loans	20,681		16,648	16,650	8,146	11,347
(Recapture of) provision for credit losses on PCD loans	(962)		(218)	(1,606)	1,299	(2,590)
Total provision for credit losses	19,719		16,430	15,044	9,445	8,757
Net interest income after provision for credit losses	123,823		125,357	124,600	126,452	126,525
Non-interest income:
Banking service revenues	17,822		17,303	17,440	17,513	18,224
Wealth management revenues	9,985	(a)	7,691	8,194	7,120	8,335
Mortgage banking activities	4,254	(b)	5,410	5,225	3,898	6,453
Total banking and financial service revenues	32,061		30,404	30,859	28,531	33,012
Other income (loss), net	6,647	(c)	295	(786)	370	242
Total non-interest income, net	38,708		30,699	30,073	28,901	33,254
Non-interest expense:
Compensation and employee benefits	41,418	(d)	38,095	37,841	38,473	38,100
Occupancy, equipment and infrastructure costs	15,729		14,887	14,362	14,257	13,893
General and administrative expenses	35,803		37,203	39,005	36,697	39,409
Foreclosed real estate and other repossessed assets expenses (income), net	1,149		(27)	(2,320)	793	239
Total non-interest expense	94,099		90,158	88,888	90,220	91,641
Income before income taxes	68,432		65,898	65,785	65,133	68,138
Income tax expense	21,835		21,025	21,612	18,904	21,771
Net income available to common shareholders	$46,597		$44,873	$44,173	$46,229	$46,367
(a) During 4Q 2023, annual insurance contingent commissions amounted to $2.5 million, $1.3 million higher than a year ago due to last year’s Hurricane Fiona’s related claims.
(b) During 4Q 2023, the Company recognized a reduction of $1.1 million in mortgage servicing asset valuation.
(c) During 4Q 2023, the Company recognized a $6.3 million gain on the sale of commercial non-performing loans held-for-sale amounting to $4.3 million, with an unpaid principal balance of $25.3 million.
(d) During 4Q 2023, the Company recognized higher compensation expenses by $2.8 million from a voluntary retirement program launched during the quarter and other rightsizing initiatives.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Year Ended
	December 31, 2023		December 31, 2022
Interest income:
Loans
Non-PCD loans	$482,043		$381,334
PCD loans	72,701		78,828
Total interest income from loans	554,744		460,162
Investment securities and cash	94,136		55,411
Total interest income	648,880		515,573
Interest expense:
Deposits
Core deposits	73,945		32,204
Brokered deposits	2,020		35
Total deposits	75,965		32,239
Borrowings	12,045		1,254
Total interest expense	88,010		33,493
Net interest income	560,870		482,080
Provision for credit losses, excluding PCD loans	62,125		42,129
Recapture of credit losses on PCD loans	(1,487)		(18,010)
Total provision for credit losses	60,638		24,119
Net interest income after provision for credit losses	500,232		457,961
Non-interest income:
Banking service revenues	70,078		71,161
Wealth management revenues	32,990	(a)	32,635
Mortgage banking activities	18,787	(b)	21,929
Total banking and financial service revenues	121,855		125,725
Other income, net	6,526	(c)	5,965
Total non-interest income, net	128,381		131,690
Non-interest expense:
Compensation and employee benefits	155,827	(d)	142,930
Occupancy, equipment and infrastructure costs	59,235		51,308
General and administrative expenses	148,708		153,382
Foreclosed real estate and other repossessed assets income, net of expenses	(405)		(2,074)
Total non-interest expense	363,365		345,546
Income before income taxes	265,248		244,105
Income tax expense	83,376		77,866
Net income available to common shareholders	$181,872		$166,239
(a)Refer to “(a)” in Table 2-1.
(b)Refer to “(b)” in Table 2-1.
(c)Refer to “(c)” in Table 2-1.
(d)Refer to “(d)” in Table 2-1. During the year ended December 31, 2023, salaries increased by $6.7 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		December 31, 2023		September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Cash and cash equivalents		$748,173	(a)	$532,699	$798,973	$847,494	$550,464
Investments:
Trading securities		13		14	13	10	9
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,801,849	(a)	1,511,779	1,139,996	1,109,889	1,102,501
US treasury notes		296,799	(a)	739	748	242,098	309,133
Other investment securities		616		635	1,101	1,119	1,142
Total investment securities available-for-sale		2,099,264		1,513,153	1,141,845	1,353,106	1,412,776
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		314,710		320,249	326,935	332,852	337,435
US treasury notes		199,314		198,896	198,478	198,028	197,635
Other investment securities		35,000		—	—	—	—
Total investment securities held-to-maturity		549,024		519,145	525,413	530,880	535,070
Equity securities		38,469		42,162	35,946	33,218	23,667
Total investments		2,686,770		2,074,474	1,703,217	1,917,214	1,971,522
Loans, net		7,401,618		7,130,052	6,988,244	6,735,281	6,723,236
Other assets:
Prepaid expenses		62,858		67,191	67,966	59,125	54,641
Deferred tax asset, net		4,923		11,121	20,306	37,372	55,485
Foreclosed real estate and repossessed properties		14,812		13,987	14,643	13,813	15,831
Premises and equipment, net		104,102		103,040	104,166	104,851	106,820
Goodwill		84,241		84,241	84,241	84,241	84,241
Other intangibles		20,694		22,419	24,143	25,868	27,593
Right of use assets		21,725		20,011	21,840	23,897	25,363
Servicing asset		49,520		50,601	49,966	49,345	50,921
Accounts receivable and other assets		145,017		147,302	153,842	159,080	152,663
Total assets		$11,344,453		$10,257,138	$10,031,547	$10,057,581	$9,818,780
Deposits:
Demand deposits		$6,050,428	(a)	$4,894,958	$5,008,521	$5,038,122	$5,176,758
Savings accounts		2,088,102		2,216,162	2,222,326	2,271,774	2,227,965
Time deposits		1,461,459		1,427,497	1,307,179	1,255,525	1,152,270
Brokered deposits		162,180		2,936	—	—	11,371
Total deposits		9,762,169		8,541,553	8,538,026	8,565,421	8,568,364
Borrowings:
Securities sold under agreements to repurchase		—	(a)	150,701	—	—	—
Advances from FHLB and other borrowings		200,770		300,774	226,507	226,789	27,034
Total borrowings		200,770		451,475	226,507	226,789	27,034
Other liabilities:
Acceptances outstanding		25,576		30,984	35,945	30,094	28,607
Lease liability		24,029		22,269	24,031	25,990	27,370
GNMA buy-back option program liability	(22)	19,401		18,227	18,417	26,348	32,590
Deferred tax liability, net		22,444		—	—	—	—
Accrued expenses and other liabilities		96,584		97,167	88,870	93,429	92,409
Total liabilities		10,150,973		9,161,675	8,931,796	8,968,071	8,776,374
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		638,667		637,389	636,051	634,785	636,793
Legal surplus		150,967		146,774	142,567	138,333	133,901
Retained earnings		639,324		607,466	577,042	547,641	516,371
Treasury stock, at cost		(228,350)		(228,374)	(226,230)	(212,794)	(211,135)
Accumulated other comprehensive income (loss), net		(67,013)		(127,677)	(89,564)	(78,340)	(93,409)
Total stockholders' equity		1,193,480		1,095,463	1,099,751	1,089,510	1,042,406
Total liabilities and stockholders' equity		$11,344,453		$10,257,138	$10,031,547	$10,057,581	$9,818,780

(a) During 4Q 2023, the Company received a Puerto Rico government deposit amounting to $1.2 billion; and purchased $300 million short-term US treasury bills, $250 million long-term government insured mortgage-backed securities, and repaid at maturity $150 million repurchase agreements.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$609,846	$630,187	$623,138	$634,799	$643,203
Mortgage GNMA buy-back option program	(22)	19,401	18,227	18,417	26,348	32,590
Commercial, excluding Commercial US		2,186,228	1,985,535	1,952,178	1,808,379	1,828,644
Commercial US		755,228	707,593	669,332	617,574	642,133
Consumer		619,894	612,623	593,122	564,365	536,619
Auto		2,272,530	2,208,993	2,124,076	2,034,676	1,958,257
		6,463,127	6,163,158	5,980,263	5,686,141	5,641,446
Less: Allowance for credit losses		(152,610)	(148,210)	(150,167)	(141,385)	(141,841)
Total non-PCD loans held for investment, net		6,310,517	6,014,948	5,830,096	5,544,756	5,499,605

PCD:
Mortgage		933,362	955,596	980,833	1,007,751	1,028,428
Commercial		135,447	139,857	152,888	155,614	159,152
Consumer		552	572	568	607	638
Auto		1,891	2,552	3,319	4,367	5,658
		1,071,252	1,098,577	1,137,608	1,168,339	1,193,876
Less: Allowance for credit losses		(8,496)	(9,319)	(9,756)	(10,499)	(10,832)
Total PCD loans held for investment, net		1,062,756	1,089,258	1,127,852	1,157,840	1,183,044
Total loans held for investment		7,373,273	7,104,206	6,957,948	6,702,596	6,682,649
Mortgage loans held for sale		—	564	11,397	13,616	19,499
Other loans held for sale		28,345	25,282	18,899	19,069	21,088
Total loans, net		$7,401,618	$7,130,052	$6,988,244	$6,735,281	$6,723,236

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,543,208	$1,585,783	$1,603,971	$1,642,550	$1,671,631
Mortgage GNMA buy-back option program	(22)	19,401	18,227	18,417	26,348	32,590
Commercial, excluding Commercial US		2,321,675	2,125,392	2,105,066	1,963,993	1,987,796
Commercial US		755,228	707,593	669,332	617,574	642,133
Consumer		620,446	613,195	593,690	564,972	537,257
Auto		2,274,421	2,211,545	2,127,395	2,039,043	1,963,915
		7,534,379	7,261,735	7,117,871	6,854,480	6,835,322
Less: Allowance for credit losses		(161,106)	(157,529)	(159,923)	(151,884)	(152,673)
Total loans held for investment, net		7,373,273	7,104,206	6,957,948	6,702,596	6,682,649
Mortgage loans held for sale		—	564	11,397	13,616	19,499
Other loans held for sale		28,345	25,282	18,899	19,069	21,088
Total loans, net		$7,401,618	$7,130,052	$6,988,244	$6,735,281	$6,723,236

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Year Ended
(Dollars in thousands) (unaudited)		December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Loan production	(13)
Mortgage		$33,332	$33,346	$35,932	$30,344	$35,242	$132,954	$200,905
Commercial		285,517	150,105	210,746	98,300	209,078	744,668	651,834
Commercial US		57,442	70,311	111,817	124,074	83,162	363,644	338,488
Consumer		63,785	76,465	87,062	86,284	67,515	313,596	334,239
Auto		223,780	237,290	236,283	222,325	221,369	919,678	812,598
Total		$663,856	$567,517	$681,840	$561,327	$616,366	$2,474,540	$2,338,064

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q4			2023 Q3					2023 Q2					2023 Q1					2022 Q4
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate
Interest earning assets:
Cash equivalents	$517,025	$6,906	5.30%	$680,864		$9,025		5.26%	$693,373		$9,029		5.22%	$552,635		$6,445		4.73%	$551,555		$5,115		3.68%
Investment securities	2,194,952	20,517	3.74%	1,830,060		14,544		3.18%	1,796,517		13,441		2.99%	1,939,990		14,229		2.93%	2,103,694		15,612		2.97%
Loans held for investment
Non-PCD loans	6,320,321	131,167	8.23%	6,065,822		124,847		8.17%	5,840,860		116,699		8.01%	5,670,966		109,330		7.82%	5,542,986		105,238		7.53%
PCD loans	1,096,763	17,609	6.42%	1,125,421		17,292		6.15%	1,162,111		18,819		6.48%	1,195,620		18,981		6.35%	1,227,355		19,762		6.44%
Total loans	7,417,084	148,776	7.96%	7,191,243		142,139		7.84%	7,002,971		135,518		7.76%	6,866,586		128,311		7.58%	6,770,341		125,000		7.32%
Total interest-earning assets	$10,129,061	$176,199	6.90%	$9,702,167		$165,708		6.78%	$9,492,861		$157,988		6.68%	$9,359,211		$148,985		6.46%	$9,425,590		$145,727		6.13%

Interest bearing liabilities:
Deposits
NOW accounts	$2,559,135	$9,551	1.48%	$2,445,955		$6,974		1.13%	$2,455,040		$4,973		0.81%	$2,497,917		$4,212		0.68%	$2,624,602		$4,050		0.61%
Savings accounts	2,141,230	4,986	0.92%	2,260,678		5,478		0.96%	2,222,710		4,129		0.75%	2,232,903		3,135		0.57%	2,291,884		2,250		0.39%
Time deposits	1,439,833	8,895	2.45%	1,333,132		7,014		2.09%	1,277,861		5,493		1.72%	1,209,432		3,821		1.28%	1,131,791		2,373		0.83%
Brokered deposits	142,718	1,980	5.50%	2,400		32		5.30%	—		—		—%	10,229		8		0.30%	11,366		9		0.30%
	6,282,916	25,412	1.60%	6,042,165		19,498		1.28%	5,955,611		14,595		0.98%	5,950,481		11,176		0.76%	6,059,643		8,682		0.57%
Non-interest bearing deposit accounts	2,551,318	—	—	2,581,887		—		—	2,575,972		—		—	2,654,140		—		—	2,710,803		—		—
Fair value premium and core deposit intangible amortization	—	1,321	—	—		1,321		—	—		1,321		—	—		1,321		—	—		1,585		—
Total deposits	8,834,234	26,733	1.20%	8,624,052		20,819		0.96%	8,531,583		15,916		0.75%	8,604,621		12,497		0.59%	8,770,446		10,267		0.46%
Borrowings
Securities sold under agreements to repurchase	183,858	2,578	5.56%	52,365		728		5.52%	—		—		—%	—		—		—%	—		—		—%
Advances from FHLB and other borrowings	275,457	3,346	4.82%	211,616		2,374		4.45%	226,256		2,428		4.30%	64,168		591		3.74%	26,820		178		2.64%
Total borrowings	459,315	5,924	5.12%	263,981		3,102		4.66%	226,256		2,428		4.30%	64,168		591		3.74%	26,820		178		2.64%
Total interest-bearing liabilities	$9,293,549	$32,657	1.39%	$8,888,033		$23,921		1.07%	$8,757,839		$18,344		0.84%	$8,668,789		$13,088		0.61%	$8,797,266		$10,445		0.47%
Interest rate spread		$143,542	5.51%			$141,787		5.71%			$139,644		5.84%			$135,897		5.85%			$135,282		5.66%
Net interest margin			5.62%					5.80%					5.90%					5.89%					5.69%

Core deposits: (Non-GAAP)
NOW accounts	$2,559,135	$9,551	1.48%	$2,445,955		$6,974		1.13%	$2,455,040		$4,973		0.81%	$2,497,917		$4,212		0.68%	$2,624,602		$4,050		0.61%
Savings accounts	2,141,230	4,986	0.92%	2,260,678		5,478		0.96%	2,222,710		4,129		0.75%	2,232,903		3,135		0.57%	2,291,884		2,250		0.39%
Time deposits	1,439,833	8,895	2.45%	1,333,132		7,014		2.09%	1,277,861		5,493		1.72%	1,209,432		3,821		1.28%	1,131,791		2,373		0.83%
	6,140,198	23,432	1.51%	6,039,765		19,466		1.28%	5,955,611		14,595		0.98%	5,940,252		11,168		0.76%	6,048,277		8,673		0.57%
Non-interest bearing deposit accounts	2,551,318	—	—	2,581,887		—		—	2,575,972		—		—	2,654,140		—		—	2,710,803		—		—
Total core deposits	$8,691,516	$23,432	1.07%	$8,621,652		$19,466		0.90%	$8,531,583		$14,595		0.69%	$8,594,392		$11,168		0.53%	$8,759,080		$8,673		0.39%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$459,315	$5,924	5.12%	$263,981		$3,102		4.66%	$226,256		$2,428		4.30%	$64,168		$591		3.74%	$26,820		$178		2.64%
Brokered deposits	142,718	1,980	5.50%	2,400		32		5.30%	—		—		—%	10,229		8		0.30%	11,366		9		0.30%
Total borrowings and brokered deposits	$602,033	$7,904	5.21%	$266,381	266,381	$3,134	3,134	4.67%	$226,256	226,256	$2,428	2,428	4.30%	$74,397	74,397	$599	599	3.27%	$38,186	38,186	$187	187	1.94%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2023 YTD				2022 YTD
(Dollars in thousands) (unaudited)	Average Balance		Interest Income/ Expense	Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate

Interest earning assets:
Cash equivalents	$626,067		$31,406	5.02%	$1,291,633		$14,689		1.14%
Investment securities	1,940,776		62,730	3.23%	1,594,662		40,722		2.55%
Loans held for investment
Non-PCD loans	5,976,521		482,043	8.07%	5,351,639		381,334		7.13%
PCD loans	1,144,655		72,701	6.35%	1,306,121		78,828		6.04%
Total loans	7,121,176		554,744	7.79%	6,657,760		460,162		6.91%
Total interest-earning assets	$9,688,019		$648,880	6.70%	$9,544,055		$515,573		5.40%

Interest bearing liabilities:
Deposits
NOW accounts	$2,489,560		$25,710	1.03%	$2,761,653		$11,291		0.41%
Savings accounts	2,214,256		17,727	0.80%	2,306,607		6,470		0.28%
Time deposits	1,315,745		25,225	1.92%	1,143,469		7,943		0.69%
Brokered deposits	39,100		2,020	5.16%	11,366		35		0.30%
	6,058,661		70,682	1.17%	6,223,095		25,739		0.41%
Non-interest bearing deposit accounts	2,590,523		—	—%	2,647,871		—		—%
Fair value premium and core deposit intangible amortization	—		5,283	—	—		6,500		—
Total deposits	8,649,184		75,965	0.88%	8,870,966		32,239		0.36%
Borrowings
Securities sold under agreements to repurchase	59,541		3,305	5.55%	—		—		—%
Advances from FHLB and other borrowings	195,000		8,740	4.48%	27,497		733		2.67%
Total borrowings	254,541		12,045	4.73%	31,461		1,254		3.99%
Total interest-bearing liabilities	$8,903,725		$88,010	0.99%	$8,902,427		$33,493		0.38%
Interest rate spread			$560,870	5.71%			$482,080		5.02%
Net interest margin				5.79%					5.05%

Core deposits: (Non-GAAP)
NOW accounts	$2,489,560		$25,710	1.03%	$2,761,653		$11,291		0.41%
Savings accounts	2,214,256		17,727	0.80%	2,306,607		6,470		0.28%
Time deposits	1,315,745		25,225	1.92%	1,143,469		7,943		0.69%
	6,019,561		68,662	1.14%	6,211,729		25,704		0.41%
Non-interest bearing deposit accounts	2,590,523		—	—%	2,647,871		—		—%
Total core deposits	$8,610,084		$68,662	0.80%	$8,859,600		$25,704		0.29%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$254,541		$12,045	4.73%	$31,461		$1,254		3.99%
Brokered deposits	39,100		2,020	5.16%	11,366		35		0.30%
Total borrowings and brokered deposits	$293,641	293,641	$14,065	4.79%	$42,827	42,827	$1,289	1,289	3.01%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2023	2023	2023	2023	2022
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$150	$218	$191	$200	$8
Recoveries	(483)	(185)	(333)	(216)	(625)
Total mortgage	(333)	33	(142)	(16)	(617)
Commercial:
Charge-offs	1,066	8,254	3,496	1,375	3,444
Recoveries	(137)	(174)	(237)	(326)	(338)
Total commercial	929	8,080	3,259	1,049	3,106
Consumer:
Charge-offs	6,799	5,894	5,518	5,444	5,069
Recoveries	(650)	(655)	(2,003)	(867)	(1,055)
Total consumer	6,149	5,239	3,515	4,577	4,014
Auto:
Charge-offs	14,658	10,458	9,170	9,478	10,380
Recoveries	(4,982)	(5,193)	(8,332)	(6,600)	(5,001)
Total auto	9,676	5,265	838	2,878	5,379
Total	$16,421	$18,617	$7,470	$8,488	$11,882

PCD
Mortgage:
Charge-offs	$94	$148	$1	$74	$108
Recoveries	(111)	(80)	(260)	(247)	(603)
Total mortgage	(17)	68	(259)	(173)	(495)
Commercial:
Charge-offs	—	690	—	2,104	12
Recoveries	(315)	(494)	(319)	(490)	(264)
Total commercial	(315)	196	(319)	1,614	(252)
Consumer:
Charge-offs	244	39	123	215	120
Recoveries	(19)	(23)	(43)	(11)	(11)
Total consumer	225	16	80	204	109
Auto:
Charge-offs	12	37	35	86	65
Recoveries	(44)	(98)	(401)	(99)	(104)
Total auto	(32)	(61)	(366)	(13)	(39)
Total	$(139)	$219	$(864)	$1,632	$(677)

Total Net Charge-offs	$16,282	$18,836	$6,606	$10,120	$11,205
Net Charge-off Rates
Mortgage	-0.09%	0.03%	-0.10%	-0.05%	-0.26%
Commercial	0.08%	1.18%	0.44%	0.41%	0.44%
Consumer	3.95%	3.33%	2.37%	3.30%	2.95%
Auto	1.72%	0.96%	0.09%	0.57%	1.11%
Total	0.88%	1.05%	0.38%	0.59%	0.66%
Average Loans Held For Investment
Mortgage	$1,562,135	$1,576,637	$1,616,873	$1,653,423	$1,699,923
Commercial	2,966,982	2,812,274	2,697,986	2,627,610	2,586,536
Consumer	644,834	630,492	606,842	579,467	558,809
Auto	2,243,133	2,171,840	2,081,270	2,006,086	1,925,073
Total	$7,417,084	$7,191,243	$7,002,971	$6,866,586	$6,770,341

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2023	2023	2023	2023	2022
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Early Delinquency (30 - 89 days past due)
Mortgage		$15,703	$14,380	$13,976	$11,417	$15,115
Commercial		3,653	5,666	11,668	3,898	2,750
Consumer		11,366	10,160	8,188	8,478	8,895
Auto		147,681	139,278	117,237	96,294	112,191
Total		$178,403	$169,484	$151,069	$120,087	$138,951
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.50%	2.22%	2.18%	1.73%	2.24%
Commercial		0.12%	0.21%	0.45%	0.16%	0.11%
Consumer		1.83%	1.66%	1.38%	1.50%	1.66%
Auto		6.50%	6.31%	5.52%	4.73%	5.73%
Total		2.76%	2.75%	2.53%	2.11%	2.46%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$27,859	$30,661	$31,189	$32,084	$39,239
GNMA's buy-back option program	(22)	19,401	18,227	18,418	26,348	32,590
Total mortgage		47,260	48,888	49,607	58,432	71,829
Commercial		14,298	15,109	28,643	12,881	12,122
Consumer		14,742	13,422	11,026	11,402	12,008
Auto		166,737	155,579	130,367	110,749	131,804
Total		$243,037	$232,998	$219,643	$193,464	$227,763
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		4.43%	4.73%	4.86%	4.85%	5.81%
GNMA's buy-back option program	(22)	3.08%	2.81%	2.87%	3.99%	4.82%
Total mortgage		7.51%	7.54%	7.73%	8.84%	10.63%
Commercial		0.49%	0.56%	1.09%	0.53%	0.49%
Consumer		2.38%	2.19%	1.86%	2.02%	2.24%
Auto		7.34%	7.04%	6.14%	5.44%	6.73%
Total		3.76%	3.78%	3.67%	3.40%	4.04%
Nonperforming Assets	(14)
Mortgage		$20,007	$25,354	$27,600	$30,641	$33,512
Commercial		36,096	36,649	43,188	27,025	34,432
Consumer		3,376	3,359	2,907	2,979	3,128
Auto		19,056	16,301	13,130	14,455	19,613
Total nonperforming loans		78,535	81,663	86,825	75,100	90,685
Foreclosed real estate		10,780	9,555	10,639	9,250	11,214
Other repossessed assets		4,032	4,432	4,004	4,563	4,617
Total nonperforming assets		$93,347	$95,650	$101,468	$88,913	$106,516
Nonperforming Loan Rates
Mortgage		3.18%	3.91%	4.30%	4.63%	4.96%
Commercial		1.23%	1.36%	1.65%	1.11%	1.40%
Consumer		0.54%	0.55%	0.49%	0.53%	0.58%
Auto		0.84%	0.74%	0.62%	0.71%	1.00%
Total loans		1.22%	1.33%	1.45%	1.32%	1.61%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2023	2023	2023	2023	2022
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Nonperforming PCD Loans	(14)
Mortgage		$250	$253	$256	$258	$259
Commercial		6,424	6,688	8,104	8,446	8,927
Consumer		—	7	—	—	—
Total nonperforming loans		$6,674	$6,948	$8,360	$8,704	$9,186
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		4.74%	4.78%	5.30%	5.43%	5.61%
Consumer		0.00%	1.22%	0.00%	0.00%	0.00%
Total		0.62%	0.63%	0.73%	0.74%	0.77%
Total PCD Loans Held for Investment
Mortgage		$933,362	$955,596	$980,833	$1,007,751	$1,028,428
Commercial		135,447	139,857	152,888	155,614	159,152
Consumer		552	572	568	607	638
Auto		1,891	2,552	3,319	4,367	5,658
Total loans		$1,071,252	$1,098,577	$1,137,608	$1,168,339	$1,193,876

		2023	2023	2023	2023	2022
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Total Nonperforming Loans	(14)
Mortgage		$20,257	$25,607	$27,856	$30,899	$33,771
Commercial		42,520	43,337	51,292	35,471	43,359
Consumer		3,376	3,366	2,907	2,979	3,128
Auto		19,056	16,301	13,130	14,455	19,613
Total nonperforming loans		$85,209	$88,611	$95,185	$83,804	$99,871
Total Nonperforming Loan Rates
Mortgage		1.30%	1.60%	1.72%	1.85%	1.98%
Commercial		1.38%	1.53%	1.85%	1.37%	1.65%
Consumer		0.54%	0.55%	0.49%	0.53%	0.58%
Auto		0.84%	0.74%	0.62%	0.71%	1.00%
Total		1.13%	1.22%	1.34%	1.22%	1.46%
Total Loans Held for Investment
Mortgage		$1,562,609	$1,604,010	$1,622,388	$1,668,898	$1,704,221
Commercial		3,076,903	2,832,985	2,774,398	2,581,567	2,629,929
Consumer		620,446	613,195	593,690	564,972	537,257
Auto		2,274,421	2,211,545	2,127,395	2,039,043	1,963,915
Total loans		$7,534,379	$7,261,735	$7,117,871	$6,854,480	$6,835,322

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended December 31, 2023
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$8,364	$41,627	$26,453	$71,766	$148,210
Provision for (recapture of) credit losses	(699)	3,343	6,782	11,395	20,821
Charge-offs	(150)	(1,066)	(6,799)	(14,658)	(22,673)
Recoveries	483	137	650	4,982	6,252
Balance at end of period	$7,998	$44,041	$27,086	$73,485	$152,610

Allowance for credit losses PCD:
Balance at beginning of period	$8,003	$1,272	$7	$37	$9,319
(Recapture of) provision for credit losses	(669)	(474)	225	(44)	(962)
Charge-offs	(94)	—	(244)	(12)	(350)
Recoveries	111	315	19	44	489
Balance at end of period	$7,351	$1,113	$7	$25	$8,496

Allowance for credit losses summary:
Balance at beginning of period	$16,367	$42,899	$26,460	$71,803	$157,529
Provision for (recapture of) credit losses	(1,368)	2,869	7,007	11,351	19,859
Charge-offs	(244)	(1,066)	(7,043)	(14,670)	(23,023)
Recoveries	594	452	669	5,026	6,741
Balance at end of period	$15,349	$45,154	$27,093	$73,510	$161,106
Allowance coverage ratio	0.98%	1.47%	4.37%	3.23%	2.14%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2023	2023	2023	2023	2022
(Dollars in thousands) (unaudited)	Q4	Q3	Q2	Q1	Q4
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,193,480	$1,095,463	$1,099,751	$1,089,510	$1,042,406
Less: Intangible assets	(104,935)	(106,660)	(108,384)	(110,109)	(111,834)
Tangible common equity	$1,088,545	$988,803	$991,367	$979,401	$930,572

Common shares outstanding at end of period	47,065	47,058	47,076	47,611	47,581
Tangible book value per common share (Non-GAAP)	$23.13	$21.01	$21.06	$20.57	$19.56
Total Assets to Tangible Assets
Total assets	$11,344,453	$10,257,138	$10,031,547	$10,057,581	$9,818,780
Less: Intangible assets	(104,935)	(106,660)	(108,384)	(110,109)	(111,834)
Tangible assets (Non-GAAP)	$11,239,518	$10,150,478	$9,923,163	$9,947,472	$9,706,946
Non-GAAP TCE Ratio
Tangible common equity	$1,088,545	$988,803	$991,367	$979,401	$930,572
Tangible assets	11,239,518	10,150,478	9,923,163	9,947,472	9,706,946
TCE ratio	9.68%	9.74%	9.99%	9.85%	9.59%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,128,747	$1,127,602	$1,108,880	$1,077,703	$1,025,132
Less: Average intangible assets	(105,560)	(107,291)	(109,130)	(110,888)	(114,412)
Average tangible common equity	$1,023,187	$1,020,311	$999,750	$966,815	$910,720

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2023	2023	2023	2023	2022
(Dollars in thousands) (unaudited)		Q4	Q3	Q2	Q1	Q4
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,174,205	$1,124,599	$1,086,587	$1,063,919	$1,037,385
Tier 1 capital		1,174,205	1,124,599	1,086,587	1,063,919	1,037,385
Total risk-based capital	(15)	1,278,537	1,224,963	1,183,793	1,158,744	1,132,658
Risk-weighted assets		8,317,802	8,000,711	7,742,933	7,559,166	7,605,466
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.12%	14.06%	14.03%	14.07%	13.64%
Tier 1 risk-based capital ratio	(17)	14.12%	14.06%	14.03%	14.07%	13.64%
Total risk-based capital ratio	(18)	15.37%	15.31%	15.29%	15.33%	14.89%
Leverage ratio	(19)	11.03%	11.03%	10.85%	10.75%	10.36%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,193,480	$1,095,463	$1,099,751	$1,089,510	$1,042,406
Plus: CECL transition adjustment	(20)	13,704	13,704	13,704	13,704	20,557
Less: Unrealized losses on available-for-sale securities, net of income tax		67,013	127,677	89,639	78,512	93,663
Unrealized (gains) losses on cash flow hedges, net of income tax		—	—	(75)	(172)	(254)
Total adjusted stockholders’equity		1,274,197	1,236,844	1,203,019	1,181,554	1,156,372
Less: Disallowed goodwill		(84,241)	(84,241)	(84,241)	(84,241)	(84,241)
Disallowed other intangible assets, net		(15,751)	(16,883)	(18,015)	(19,147)	(20,279)
Disallowed deferred tax assets, net		—	(11,121)	(14,176)	(14,247)	(14,467)
Common equity Tier 1 capital and Tier 1 capital		1,174,205	1,124,599	1,086,587	1,063,919	1,037,385
Plus Tier 2 capital: Qualifying allowance for credit losses		104,332	100,364	97,206	94,825	95,273
Total risk-based capital		$1,278,537	$1,224,963	$1,183,793	$1,158,744	$1,132,658

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.